Mosaic Government Money Market
Letter to Shareholders
March 31, 1999




Dear Shareholder:

During the six months ended March 31, 1999, Mosaic Government Money Market continued to provide shareholders with the safety and income that are the Fund's hallmarks. The Fund began the six-month period with a 7-day yield of 4.19% and ended the period yielding 3.93%. This relatively small drop in yield reflects the economic environment in which the Fund operates. Over the course of the six months, interest rates as measured by the Federal Funds Rate declined from about 5.25% to 4.75% at March 31.

Over the period covered by this report, the average maturity of the Fund's holdings was extended to 40 days. This position was slightly longer than the Fund had maintained previously, as we took advantage of a stable interest rate environment by seeking the higher yield available at the longer range of the Fund's allowable holding period.

Looking forward, inflation in nearly all sectors of the U.S. economy remains well behaved. From raw materials to labor costs to productivity, good news abounds on the inflation front. Meanwhile, rising interest rates threaten to slow mortgage-refinancing activity and dampen the housing market. The lone dark cloud on the inflation front is the recent jump in oil prices. However, this may prove positive for bond prices as expensive fuel acts as a de facto "tax" on consumers, slowing spending and acting as a drag on the economy. It is interesting to note that during the prior three years, the economy has exhibited surprisingly strong economic growth in the first quarter followed by a somewhat weaker second quarter. Thus far, 1999 has followed the same pattern.

The bond market outlook is not without risk, as nearly all sectors of the U.S. economy are showing solid growth, including manufacturing, which looks to be rebounding from a lackluster second half 1998. As the world watches the fighting in the Balkans, several Asian equity markets are showing early signs of recovery from last year's crisis conditions. The combined effects of stronger than anticipated domestic growth and moderating global financial stress have reduced the potential for further Federal Reserve easing at this time. We anticipate relatively stable money market yields over the next few months. As a result, we will continue to manage the Fund with an eye on maximizing yield while maintaining the safety inherent in limiting our holdings to notes issued by the U.S. Government and its agencies.

With the world's most stable and productive economy hitting on all cylinders, U.S. government bonds continue their powerful appeal to domestic and international investors. We appreciate your confidence in Mosaic Government Money Market as a convenient means of owning a mix of these securities and reaffirm our commitment to providing you with competitive money market returns, safety of principal and liquidity.

Sincerely,

(signature)
Christopher C. Berberet, CFA
Vice President

Mosaic Government Money Market
Statement of Net Assets - March 31, 1999 (unaudited)

                                                                            Principal     Market
                                                                            Amount        Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 95.2% of Net Assets
     Federal Home Loan Bank, 4.73%, 4/12/99                                 $1,500,000  $1,497,832
     Federal Home Loan Mortgage Corp Discount Notes, 4.72%, 4/14/99          1,000,000     998,296
     Federal Home Loan Mortgage Corp Discount Notes, 4.69%, 4/14/99          1,000,000     998,306
     Federal Home Loan Mortgage Corp Discount Notes, 4.69%, 4/15/99          2,000,000   1,996,352
     Federal Home Loan Mortgage Corp Discount Notes, 4.76%, 4/26/99          4,000,000   3,986,778
     Federal Home Loan Mortgage Corp Discount Notes, 4.73%, 5/7/99           2,000,000   1,990,540
     Federal Home Loan Mortgage Corp Discount Notes, 4.75%, 5/14/99          2,000,000   1,988,653
     Federal Home Loan Mortgage Corp Discount Notes, 4.76%, 5/20/99          2,500,000   2,483,803
     Federal Home Loan Mortgage Corp Discount Notes, 4.75%, 5/20/99          2,500,000   2,483,837
     Federal Home Loan Mortgage Corp Discount Notes, 4.73%, 6/11/99          2,000,000   1,981,343
     Federal National Mortgage Association Discount Notes, 4.77%, 4/5/99     2,000,000   1,998,940
     Federal National Mortgage Association Discount Notes, 4.76%, 4/8/99     2,000,000   1,998,149
     Federal National Mortgage Association Discount Notes, 4.74%, 4/19/99    1,000,000     997,630
     Federal National Mortgage Association Discount Notes, 4.65%, 4/28/99    2,000,000   1,993,025
     Federal National Mortgage Association Discount Notes, 4.66%, 5/5/99     2,000,000   1,991,198
     Federal National Mortgage Association Discount Notes, 4.72%, 5/6/99     1,750,000   1,741,969
     Federal National Mortgage Association Discount Notes, 4.71%, 5/10/99    2,000,000   1,989,795
     Federal National Mortgage Association Discount Notes, 4.72%, 5/12/99    2,000,000   1,989,249
     Federal National Mortgage Association Discount Notes, 4.74%, 5/17/99    2,250,000   2,236,373
     Federal National Mortgage Association Discount Notes, 4.78%, 5/24/99    2,500,000   2,482,407
     Federal National Mortgage Association Discount Notes, 4.78%, 6/4/99     1,000,000     991,502
     Federal National Mortgage Association Discount Notes, 4.76%, 6/4/99     1,500,000   1,487,306
     Federal National Mortgage Association Discount Notes, 4.65%, 4/19/99    2,500,000   2,464,802

     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $44,768,085)                        44,768,085

REPURCHASE AGREEMENT: 2.5% of Net Assets
     With Donaldson, Lufkin & Jenrette Securities Corporation issued 03/31/99 at 4.75% due 04/01/99 collateralized by $1,196,461 in United States Treasury
     Notes due 2/15/05. Proceeds at maturity are $1,173,155 (Cost $1,173,000)            1,173,000


TOTAL INVESTMENTS: (Cost $45,941,085)+                                                 $45,941,085
CASH AND RECEIVABLES LESS LIABILITIES: 2.3% of Net Assets                                1,082,530

NET ASSETS: 100%                                                                       $47,023,615


CAPITAL SHARES OUTSTANDING                                                              47,023,703
NET ASSET VALUE PER SHARE                                                                    $1.00
Notes to Statement of Net Assets:
+ Aggregate cost for federal income tax purposes as of March 31, 1999

Mosaic Government Money Market
Statement of Operations
For the Six-Months Ended March 31, 1999 (unaudited)


INVESTMENT INCOME  (Note 1)
     Interest Income                                                $1,173,370


EXPENSES (Notes 3 and 4)
     Investment advisory fee                                           116,331
     Transfer agent, administrative, registration and professional fees 88,412

          Total expenses                                               204,743


NET INVESTMENT INCOME                                                  968,627


TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  968,627



Mosaic Government Money Market
Statements of Changes in Net Assets
For the period indicated (unaudited)

                                              Six-Months
                                              Ended           Year Ended
                                              March 31, 1999  Sept. 30, 1998


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

     Net investment income                   $   968,627    $ 2,224,374

DISTRIBUTIONS TO SHAREHOLDERS

     From net investment income                 (968,627)     (2,224,374)

CAPITAL SHARE TRANSACTIONS  (Note 5)             511,586      (4,280,811)


TOTAL INCREASE (DECREASE) IN NET ASSETS          511,586      (4,280,811)

NET ASSETS
     Beginning of period                      46,512,029      50,792,840

     End of period                           $47,023,615     $46,512,029


Mosaic Government Money Market
Financial Highlights
(unaudited)

Selected data for a share outstanding throughout each year:

                                                                                                   Ratio of net
        Net asset          Total     Distributions          Net asset      Net assets  Ratio of    investment
Year    value     Net      from      from net      Total    value          end of      expenses    income to
ended   beginning investment investment investment distri-  end of  Total  year        to average  average
Sep. 30 of year   income   operations   income     butions  year    return (thousands) net assets  net assets

1999-4   $1.00    $0.02    $0.02     $(0.02)       $(0.02)  $1.00   4.19%-2  $47,024    0.88%-2    4.15%-2
1998      1.00     0.05     0.05      (0.05)        (0.05)   1.00   4.76      46,512    0.87-3     4.66-3
1997-1    1.00     0.02     0.02      (0.02)        (0.02)   1.00   2.33      50,793    0.90-2     4.58-2

Fiscal Years Ended March 31
1997     $1.00    $0.04    $0.04     $(0.04)       $(0.04)  $1.00   4.38%    $54,687    1.05%      4.29%
1996      1.00     0.05     0.05      (0.05)        (0.05)   1.00   4.62      57,197    1.23       4.52
1995      1.00     0.04     0.04      (0.04)        (0.04)   1.00   3.80      64,541    1.16       3.70

1     For the six-months ended September 30, 1997.
2     Annualized.
3     Had a portion of expenses not been waived for the year ending 1998 the ratio of expenses and net investment income to average net assets would have been 0.88% and 4.65%, respectively.
4     For the six-months ended March 31, 1999.



Mosaic Government Money Market
Notes to Financial Statements (unaudited)
March 31, 1999

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund"), known as Government Investors Trust prior to May 15, 1997, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Value: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount rather than at value based on market factors. As required, the Fund monitors the difference between market value and amortized cost to assure that this valuation method fairly reflects market value. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income, net of amortization of premium or discount, and other income (if any) are recorded as earned.

Dividends: Net investment income, determined as gross investment income less expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: In accordance with the requirement of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, substantially all of the taxable income of the Fund is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Change of Independent Auditor. Effective for fiscal years beginning on and after April 1, 1997, the Fund's Independent Auditor is Deloitte & Touche LLP. Financial information appearing in this Report for fiscal years beginning prior to April 1, 1997 were audited by another independent auditor.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain excepted expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the six-months ended March 31, 1999.

4. Other Expenses. Effective October 1, 1997, all expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. The fee equals 0.38%. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

                       Six-Months Ended     Year Ended
                       March 31, 1999     Sept. 30, 1998

Shares sold                28,314,489     50,027,489
Shares issued in
  reinvestment of dividends   928,849      2,143,986
Total shares issued        29,243,338     52,171,475
Shares redeemed           (28,731,752)   (56,452,286)
Net increase (decrease)       511,586     (4,280,811)